SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 22, 2004

GOLDEN STATE VINTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14305	77-0412761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

607 Airpark Road, Napa, California 94558
(Address of principal executive offices (zip code)

Registrant’s telephone number, including area code: (707) 254-4900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 5.           Other Events

On April 22, 2004, Golden State Vintners, Inc., a Delaware corporation (the “Company”), The Wine Group LLC, a Delaware limited liability company (the “LLC”), The Wine Group, Inc, a California corporation, and Hawk Merger Sub, Inc, a Delaware corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”), providing for transactions that will cause a change of control of the Company and ultimately lead to the Company becoming a wholly owned subsidiary of LLC.

This description of the Merger Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.           Financial Statements, Pro Forma Financial Information and Exhibits

(c)  See Index to Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN STATE VINTNERS, INC.

	By:	/s/ John G. Kelleher
	Name:	John G. Kelleher
	Title:	Duly Authorized Officer and Chief Financial Officer

Dated: April 26, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 22, 2004, by and among Parent, Purchaser, Jeffrey B. O’Neill and the Company.